UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09395

Third Avenue Variable Series Trust
(Exact name of registrant as specified in charter)

622 Third Avenue, 32nd Floor, New York, NY	10017
(Address of principal executive offices)	(Zip code)

W. James Hall III, General Counsel, 622 Third Avenue, New York, NY 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-443-1021

Date of fiscal year end: December 31, 2009

Date of reporting period: December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Trust’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is as follows:

THIRD AVENUE VARIABLE SERIES TRUST

THIRD AVENUE VALUE PORTFOLIO

ANNUAL REPORT

DECEMBER 31, 2009

THIRD AVENUE VARIABLE SERIES TRUST

Privacy Policy

Third Avenue Value Portfolio (the “Portfolio”) respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms and from the transactions you make with us, our affiliates, or third parties. We do not disclose any information about you or any of our former customers to anyone, except to our affiliates (which may include the Portfolio’s affiliated money management entities) and service providers, or as otherwise permitted by law. To protect your personal information, we permit access only by authorized employees. Be assured that we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

Proxy Voting Policies and Procedures

The Portfolio has delegated the voting of proxies relating to its voting securities to the Portfolio’s investment adviser pursuant to the adviser’s proxy voting guidelines. A description of these proxy voting guidelines and procedures, as well as information relating to how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by August 31, each year (i) without charge, upon request, by calling (800) 443-1021 and (ii) at the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov.

Schedule of Portfolio Holdings — Form N-Q

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Form N-Q is available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Third Avenue Variable Series Trust Third Avenue Value Portfolio Portfolio Management Discussion December 31, 2009 (Unaudited)

At December 31, 2009, the audited net asset value attributable to each of the 17,567,034 common shares outstanding of the Third Avenue Value Portfolio was $13.53 per share. This compares with an audited net asset value at December 31, 2008 of $8.58 per share, adjusted for a subsequent distribution to shareholders.

		Average Annual Returns for the periods ended December 31, 2009

	One Year ended 12/31/09	Three Year	Five Year	Ten Year	Since Inception (9/21/99)

Third Avenue Value Portfolio	45.35%	(7.96%)	0.68%	9.69%	10.28%
MSCI World Index	30.79%	(5.09%)	2.57%	0.23%	1.67%
S&P 500 Index	26.46%	(5.63%)	0.42%	(0.95%)	0.24%

The Portfolio seeks to achieve long-term capital appreciation. During the twelve-month period ended December 31, 2009, the Portfolio returned 45.35%. While the Portfolio does not seek to track any benchmark, various comparative indices are included above for illustrative purposes, both for the most recent year and over longer periods. Although the Portfolio is managed for the long-term and does not seek to maximize short-term performance, during this year, the Portfolio outperformed the MSCI World Index, which was up 30.79%, and the S&P 500 Index, which gained 26.46%.

After a very challenging 2008, global markets rebounded strongly in 2009 on improved investor sentiment and optimism about the much-awaited economic recovery. The Portfolio posted positive absolute performance during the year, driven by rebounds in share prices across a wide range of geographic regions, industries, and companies. Our rigorous attention to creditworthiness and balance sheet strength enabled us to largely avoid permanent impairment during the downturn, and enjoy meaningful appreciation as the market rebounded.

The Portfolio benefited from a strong rebound in its Hong Kong holdings with real estate components, including Henderson Land Development, Cheung Kong Holdings, Wharf Holdings and Wheelock & Co. These blue chip companies, which have a significant presence in mainland China, are very well capitalized and continue to operate profitably due to high occupancy rates and rising rental income. We believe they are well-positioned to reap further benefits from the attractive growth dynamics in the region, which should help their net asset values grow significantly over the longer term.

Korean steel maker POSCO was also a top contributor during the trailing 12 month period. The company has remained profitable and continues to generate free cash flow, even in an environment where most steel companies, globally, have continued to lose money, and in some cases have been forced to raise equity.

The primary detractors to performance during the fiscal year ended December 31, 2009 were our investments in St. Joe and Covanta Holding. We exited our position in St. Joe during the year to meet redemptions and focus on more attractive opportunities. We continue to hold our position in Covanta Holding, a leading waste-to-energy producer, as we believe that the company has very attractive long-term prospects and a strong financial position.

While the market environment in fiscal 2009 was quite volatile, we maintained a steady focus on well-capitalized companies, with competent management teams and strong long-term growth prospects. We seek to limit potential investment risk by purchasing the securities of sound companies at a significant discount to our conservative estimate of net asset value. As such, we believe the Portfolio remains well positioned for the long run regardless of the macro environment.

1

Third Avenue Variable Series Trust
Third Avenue Value Portfolio
Portfolio Management Discussion (continued)
(Unaudited)

THE INFORMATION IN THE PORTFOLIO MANAGEMENT DISCUSSION REPRESENTS A FACTUAL OVERVIEW OF THE PORTFOLIO’S PERFORMANCE AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE. VIEWS EXPRESSED ARE THOSE OF THE INVESTMENT TEAM AND MAY DIFFER FROM THOSE OF OTHER INVESTMENT TEAMS OR THE FIRM AS A WHOLE. ALSO, PLEASE NOTE THAT ANY DISCUSSION OF THE PORTFOLIO’S HOLDINGS, THE PORTFOLIO’S PERFORMANCE, AND THE INVESTMENT TEAM’S VIEWS ARE AS OF DECEMBER 31, 2009, AND ARE SUBJECT TO CHANGE.

Third Avenue Value Portfolio is offered by prospectus only. The prospectus contains more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Performance information does not reflect the fees and expenses imposed by insurance companies at the separate account level, and such charges will have the effect of reducing performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 of the world’s most developed markets. The S&P 500 Index is a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The MSCI World Index and the S&P 500 Index are not securities that can be purchased or sold, and their total returns are reflective of unmanaged portfolios. The returns include reinvestment of all distributions.

2

Third Avenue Variable Series Trust
Third Avenue Value Portfolio
Comparison of a $10,000 Investment
(Unaudited)

Performance Illustration

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE VALUE PORTFOLIO (TAVP),
THE MSCI WORLD INDEX AND THE STANDARD & POOR’S 500 INDEX (S&P 500 INDEX)
FOR THE TEN YEARS ENDED DECEMBER 31, 2009

Average Annual Total Return

1 Year	3 Year	5 Year	10 Year
45.35%	(7.96%)	0.68%	9.69%

* Includes reinvestment of all distributions.

As with all mutual funds, past performance does not indicate future results. Performance figures may reflect fee waivers. In the absence of fee waivers, the total return would have been lower. Performance information does not reflect the fees and expenses imposed by insurance companies at the separate account level, and such charges will have the effect of reducing performance.

3

Third Avenue Variable Series Trust
Third Avenue Value Portfolio
Industry Diversification

The summary of the Portfolio’s investments as of December 31, 2009 is as follows:
(Unaudited)

The accompanying notes are an integral part of the financial statements.

4

Third Avenue Variable Series Trust
Third Avenue Value Portfolio
Portfolio of Investments
at December 31, 2009

Principal Amount ($)	Issues	Value (Note 1)

Corporate Bonds - 3.82%

	Consumer Products - 0.40%
1,031,033	Home Products International, Inc., 2nd Lien, Convertible, PIK, 6.000%, due 3/20/17 (a) (h)	$943,602

	Financial Insurance - 2.25%
12,000,000	MBIA Insurance Corp., 14.000%, due 1/15/33 (c) (e)	5,340,000

	Financial Services - 0.53%
	CIT Group, Inc.:
140,078	7.000%, due 5/1/13	131,673
210,117	7.000%, due 5/1/14	195,672
210,117	7.000%, due 5/1/15	189,105
350,196	7.000%, due 5/1/16	309,923
490,274	7.000%, due 5/1/17	427,764

		1,254,137

	Home Development - 0.64%
1,750,000	Standard Pacific Corp., 6.250%, due 4/1/14	1,531,250

	Total Corporate Bonds (Cost $14,530.830)	9,068,989

Shares

Common Stocks - 89.45%
	Annuities & Mutual Fund Management & Sales - 2.81%
239,000	Bank of New York Mellon Corp. (The)	6,684,830

	Automotive - 9.35%
744,300	Toyota Industries Corp. (Japan)	22,229,371

	Consumer Products - 0.00%#
33,915	Home Products International, Inc. (a) (b) (h)	1,696

	Depository Institutions - 0.83%
89,000	Chong Hing Bank, Ltd. (Hong Kong)	172,910
325,000	KeyCorp	1,803,750

		1,976,660

	Diversified Operations - 8.72%
433,137	Brookfield Asset Management, Inc., Class A (Canada)	9,606,979
1,936,967	Wharf (Holdings), Ltd. (The) (Hong Kong)	11,116,270

		20,723,249

	Electronics Components - 1.20%
225,913	AVX Corp.	2,862,318

Shares	Issues	Value (Note 1)

	Financial Insurance - 0.70%
959,519	Ambac Financial Group, Inc. (b)	$796,401
218,095	MBIA, Inc. (b)	868,018

		1,664,419

	Financial Services - 0.14%
12,057	CIT Group, Inc. (b)	332,894

	Holding Companies - 22.14%
2,042,000	Cheung Kong Holdings, Ltd. (Hong Kong)	26,240,067
232,000	Guoco Group, Ltd. (Hong Kong) (f)	2,477,905
455,000	Investor AB, Class A (Sweden)	8,354,267
90,800	Jardine Matheson Holdings, Ltd. (Hong Kong) (f)	2,740,344
15,000	Pargesa Holding SA (Switzerland)	1,305,107
116,927	RHJ International (Belgium) (b)	887,988
3,475,000	Wheelock & Co., Ltd. (Hong Kong)	10,599,724

		52,605,402

	Home Development - 0.57%
43,700	MDC Holdings, Inc.	1,356,448

	Manufactured Housing - 0.21%
13,594	Cavco Industries, Inc. (b)	488,297

	Non-U.S. Real Estate Operating Companies - 18.74%
1,085,000	Hang Lung Group, Ltd. (Hong Kong)	5,365,889
1,200,000	Hang Lung Properties, Ltd. (Hong Kong)	4,704,421
4,613,000	Henderson Land Development Co., Ltd. (Hong Kong)	34,471,711

		44,542,021

	Oil & Gas Production & Services - 7.20%
34,000	Cenovus Energy, Inc. (Canada)	856,800
87,500	Cimarex Energy Co.	4,634,875
34,000	EnCana Corp. (Canada)	1,101,260
480,000	Nabors Industries, Ltd. (Bermuda) (b)	10,507,200

		17,100,135

	Steel & Specialty Steel - 7.83%
141,851	POSCO, ADR (South Korea)	18,596,666

	Telecommunications - 1.58%
79,039	Sycamore Networks, Inc.	1,652,705
368,100	Tellabs, Inc. (b)	2,090,808

		3,743,513

The accompanying notes are an integral part of the financial statements.

5

Third Avenue Variable Series Trust
Third Avenue Value Portfolio
Portfolio of Investments (continued)
at December 31, 2009

Shares	Issues	Value (Note 1)

Common Stocks (continued)
	U.S. Real Estate Operating Companies - 4.54%
563,809	Forest City Enterprises, Inc., Class A (b)	$6,641,670
142,008	Tejon Ranch Co. (b)	4,149,474

		10,791,144

	Utilities, Utility Service Companies & Waste Management - 2.89%
379,400	Covanta Holding Corp. (b)	6,863,346

	Total Common Stocks (Cost $209,930,433)	212,562,409

Partnership Units

Limited Partnerships - 0.16%
	Infrastructure - 0.16%
22,819	Brookfield Infrastructure Partners L.P. (g)	382,675

	Total Limited Partnerships (Cost $448,925)	382,675

Principal Amount ($)

Short Term Investments - 5.94%
	Repurchase Agreement - 2.58%
6,131,206	JPMorgan Securities, Inc., 0.01%, dated 12/31/09, due 1/4/10 (d)	6,131,206

	U.S. Government Obligations - 3.36%
8,000,000	U.S. Treasury Bills, 0.15%‡, due 1/28/10	7,999,073

	Total Short Term Investments (Cost $14,130,279)	14,130,279

	Total Investment Portfolio - 99.37% (Cost $239,040,467)	236,144,352
	Other Assets less Liabilities - 0.63%	1,492,305

	NET ASSETS - 100.00%
	(Applicable to 17,567,034 shares outstanding)	$237,636,657

Notes:

(a)	Fair-valued security.

(b)	Non-income producing security.

(c)	Variable rate security.

(d)	Repurchase agreement collateralized by U.S. Treasury Inflation Indexed Note, par value $5,500,000, due 4/15/10, value $6,311,359.

(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(f)	Incorporated in Bermuda.

(g)	Bermuda exempted limited partnership.

(h)	Security is subject to restrictions on resale.

#	Amount represents less than 0.01% of total net assets.

‡	Annualized yield at date of purchase.

ADR:	American Depository Receipt.

PIK:	Payment-in-kind.

The aggregate cost for federal income tax purposes is $246,947,363.

The aggregate gross unrealized appreciation for federal income tax purposes is $19,375,450.

The aggregate gross unrealized depreciation for federal income tax purposes is $(30,178,461).

Country Concentration

% of Net Assets

Hong Kong	41.19%
United States*	27.27
Japan	9.35
South Korea	7.83
Canada	4.87
Bermuda	4.42
Sweden	3.52
Switzerland	0.55
Belgium	0.37

Total	99.37%

* Includes cash equivalents.

The accompanying notes are an integral part of the financial statements.

6

Third Avenue Variable Series Trust
Third Avenue Value Portfolio
Statement of Assets and Liabilities
December 31, 2009

Assets:
Investments at value (cost of $239,040,467) (Note 1)	$236,144,352
Receivable for securities sold	1,042,175
Dividends and interest receivable	834,782
Receivable for Portfolio shares sold	37,304
Other assets	5,504

Total assets	238,064,117

Liabilities:
Payable for Portfolio shares redeemed	180,837
Payable to investment adviser (Note 3)	127,837
Payable for audit fees	46,814
Payable for reports to shareholders	25,049
Payable for other shareholder servicing fees (Note 3)	22,959
Accounts payable and accrued expenses	22,703
Payable to trustees and officers	1,261

Total liabilities	427,460

Net assets	$237,636,657

Summary of net assets:
Capital stock, unlimited shares authorized, $0.001 par value, 17,567,034 shares outstanding	$270,498,931
Accumulated distributions in excess of net investment income	(95,912)
Accumulated net realized losses from investments and foreign currency transactions	(29,870,896)
Net unrealized depreciation of investments and translation of foreign currency denominated assets and liabilities	(2,895,466)

Net assets applicable to capital shares outstanding	$237,636,657

Net asset value, offering and redemption price per share	$13.53

The accompanying notes are an integral part of the financial statements.

7

Third Avenue Variable Series Trust
Third Avenue Value Portfolio
Statement of Operations
For the Year Ended December 31, 2009

Investment Income:
Dividends (net of foreign withholding tax of $129,538)	$3,535,852
Interest	3,388,415
Other income	4,467

Total investment income	6,928,734

Expenses:
Investment advisory fees (Note 3)	1,884,635
Other shareholder servicing fees (Note 3)	432,963
Reports to shareholders	81,599
Auditing and tax consulting fees	74,899
Custodian fees	73,666
Accounting fees	65,981
Transfer agent fees	52,350
Legal fees	44,200
Administration fees (Note 3)	32,000
Trustees’ and officers’ fees and expenses	21,041
Insurance expenses	6,097
Miscellaneous expenses	8,607

Total expenses	2,778,038
Less: Expenses waived (Note 3)	(55,026)

Net expenses	2,723,012

Net investment income	4,205,722

Realized and unrealized gain (loss) on investments and foreign currency transactions:
Net realized loss on investments	(20,941,328)
Net realized gain on foreign currency transactions	62,069
Net change in unrealized appreciation/depreciation on investments	95,190,323
Net change in unrealized appreciation/depreciation on translation of other assets and liabilities denominated in foreign currency	(95)

Net gain on investments and foreign currency transactions	74,310,969

Net increase in net assets resulting from operations	$78,516,691

The accompanying notes are an integral part of the financial statements.

8

Third Avenue Variable Series Trust
Third Avenue Value Portfolio
Statements of Changes in Net Assets

	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008

Operations:
Net investment income	$4,205,722	$4,312,333
Net realized gain (loss) on investments and foreign currency transactions	(20,879,259)	39,211,077
Net change in unrealized appreciation/depreciation on investments	95,190,323	(215,498,728)
Net change in unrealized appreciation/depreciation on translation of other assets and liabilities denominated in foreign currency	(95)	369

Net increase (decrease) in net assets resulting from operations	78,516,691	(171,974,949)

Distributions:
Dividends to shareholders from net investment income	—	(2,675,138)
Distributions to shareholders from net realized gains	(49,618,513)	(53,286,104)

Decrease in net assets from distributions	(49,618,513)	(55,961,242)

Capital Share Transactions:
Proceeds from sale of shares	11,481,295	20,180,718
Net asset value of shares issued in reinvestment of dividends and distributions	49,618,513	55,961,242
Cost of shares redeemed	(49,273,502)	(114,230,260)

Net increase (decrease) in net assets resulting from capital share transactions	11,826,306	(38,088,300)

Net increase (decrease) in net assets	40,724,484	(266,024,491)
Net assets at beginning of year	196,912,173	462,936,664

Net assets at end of year*	$237,636,657	$196,912,173

*	Includes distribution in excess of net investment income of $(95,912) and $(6,030,503), respectively.

The accompanying notes are an integral part of the financial statements.

9

Third Avenue Variable Series Trust
Third Avenue Value Portfolio
Financial Highlights

Selected data (for a share outstanding throughout each year) and ratios are as follows:

	Years Ended December 31,

	2009	2008	2007	2006	2005

Net asset value, beginning of year	$12.01	$25.92	$29.84	$27.41	$24.73

Income (loss) from investment operations:
Net investment income	0.26 [1]	0.26 [1]	0.15	0.29	0.02
Net gain (loss) on investment transactions (both realized and unrealized)	4.69	(10.37)	(1.45)	3.88	3.55

Total from investment operations	4.95	(10.11)	(1.30)	4.17	3.57

Less distributions:
Dividends from net investment income	—	(0.18)	(0.67)	(0.40)	(0.34)
Distributions from realized gains	(3.43)	(3.62)	(1.95)	(1.34)	(0.55)

Total distributions	(3.43)	(3.80)	(2.62)	(1.74)	(0.89)

Net asset value, end of year	$13.53	$12.01	$25.92	$29.84	$27.41

Total return[2]	45.35%	(43.66%)	(4.80%)	15.78%	14.63%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$237,637	$196,912	$462,937	$540,706	$481,252
Ratio of expenses to average net assets
Before fee waivers	1.33%	1.24%	1.17%	1.17%	1.19%
After fee waivers[3]	1.30%[4]	1.24%	1.17%	1.17%	1.19%
Ratio of net investment income to average net assets	2.01%	1.30%	0.42%	0.74%	0.04%
Portfolio turnover rate	8%	77%	20%	9%	12%

[1]	Calculated based on the average number of shares outstanding during the year.

[2]

Performance figures may reflect fee waivers. Past performance is no guarantee of future results. In the absence of fee waivers, the total returns would have been lower. Total return does not reflect charges pursuant to the terms of insurance contracts funded by separated accounts that invest in the Portfolio’s shares.

[3]	As a result of an expense limitation, the ratio of expenses to average net assets will not exceed 1.30%.

[4]	The investment adviser waived a portion of its fees.

The accompanying notes are an integral part of the financial statements.

10

Third Avenue Variable Series Trust
Third Avenue Value Portfolio
Notes to Financial Statements
December 31, 2009

1. SUMMARY OF ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization:

Third Avenue Variable Series Trust (the “Trust”) is an open-end, management investment company organized as a Delaware statutory trust pursuant to a Trust Instrument dated June 16, 1999. The Trust currently consists of one non-diversified (within the meaning of Section 5(b)(2) of the Investment Company Act) investment series, Third Avenue Value Portfolio (the “Portfolio” or the “Fund”). Third Avenue Management LLC (the “Adviser”) provides investment advisory services to the Portfolio. The Portfolio seeks to achieve its investment objective mainly by acquiring common stocks of well-financed companies (meaning companies believed to have strong financial positions as measured by a relative absence of liabilities both on balance sheet and off balance sheet; and/or the presence of high quality assets convertible into cash; and/or the existence of free cash flow from operations available for securities holders) priced at a discount to what the Adviser believes is their intrinsic value. The Portfolio also seeks to acquire senior securities, such as preferred stocks and debt instruments (including high-yield and distressed securities) (commonly known as “junk bonds”) that the Adviser believes are undervalued.

The shares of the Portfolio may be purchased only by the separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts. At December 31, 2009, the Trust was offered as an investment option by seven insurance companies and accordingly a decision by any insurance company to withdraw its participation may have a negative impact on the Trust.

Accounting policies:

The policies described below are followed consistently by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Security valuation:

Generally, the Portfolio’s investments are valued at market value. Securities traded on a principal stock exchange, including The NASDAQ Stock Market, Inc. (“NASDAQ”), are valued at the last quoted sales price, the NASDAQ official closing price, or in the absence of closing sales prices on that day, securities are valued at the mean between the closing bid and asked price. In accordance with procedures approved by the Trust’s Board of Trustees (the “Board”), the Portfolio may adjust the prices of securities traded in foreign markets, as appropriate, to reflect the fair value as of the time the Portfolio’s net asset value is calculated. Temporary cash investments are valued at cost, plus accrued interest, which approximates market value. Short-term debt securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term debt securities with 60 days or less to maturity are amortized to maturity based on their cost.

The Portfolio may invest up to 15% of its total net assets in securities which are not readily marketable, including those which are restricted as to disposition under applicable securities laws (“restricted securities”). Restricted securities and other securities and assets for which market quotations are not readily available are valued at “fair value”, as determined in good faith by the Trust’s Valuation Committee as authorized by the Board of the Trust, under procedures established by the Board. At December 31, 2009, such securities had a total fair value of $945,298 or 0.40% of net assets. Among the factors considered by the Trust’s Valuation Committee in determining fair value are: the type of security, trading in unrestricted securities of the same issuer, the financial condition of the issuer, the percentage of the Portfolio’s beneficial ownership of the issuer’s common stock and debt securities, the operating results of the issuer and the discount from

11

Third Avenue Variable Series Trust
Third Avenue Value Portfolio
Notes to Financial Statements (continued)
December 31, 2009

market value of any similar unrestricted securities of the issuer at the time of purchase and liquidation values of the issuer. The fair values determined in accordance with these procedures may differ significantly from the amounts which would be realized upon disposition of the securities. Restricted securities often have costs associated with subsequent registration. The restricted securities currently held by the Portfolio are not expected to incur any material future registration costs.

Fair Value Measurements:

In accordance with Financial Accounting Standards Board Accounting Standard Codification (“FASB ASC”) FASB ASC 820-10, Fair Value Measurements and Disclosures (formerly Statement of Financial Accounting Standards (“SFAS”) No. 157), the Portfolio discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. Fair value is defined as the price that the Portfolio would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). FASB ASC 820-10-35-39 to 55 provides three levels of the fair value hierarchy as follows:

•	Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Portfolio has the ability to access at the measurement date;

•	Level 2 - Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•	Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Adviser. The Adviser considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.

Effective October 31, 2009, the Portfolio adopted the authoritative guidance included in FASB ASC 820-10, Fair Value Measurements and Disclosures (formerly FSP FAS 157-4). This FASB provides guidance in determining fair value when the volume and level of activity for the asset or liability significantly decreased and identifying transactions that are not orderly. FASB ASC 820-10-35-51A to 51H indicates that if an entity determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value. Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances. The guidance provides a list of factors to determine whether there has been a significant decrease in relation to normal market activity. Regardless of the valuation technique and inputs used, the objective for the fair value measurement in those circumstances is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price as promulgated by FASB ASC 820-10. The guidance also requires additional disclosures regarding inputs and valuation techniques used, change in valuation techniques and related inputs, if any, and more disaggregated information relating to debt and equity securities.

12

Third Avenue Variable Series Trust
Third Avenue Value Portfolio
Notes to Financial Statements (continued)
December 31, 2009

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary by level of inputs used to value the Portfolio’s investments as of December 31, 2009:

Level 1: Quoted Prices
Investments in Securities:
Common Stocks:
Annuities & Mutual Fund Management & Sales	$6,684,830
Depository Institutions	1,803,750
Diversified Operations	9,606,979
Electronics Components	2,862,318
Financial Insurance	1,664,419
Financial Services	332,894
Holding Companies	2,740,344
Home Development	1,356,448
Manufactured Housing	488,297
Oil & Gas Production & Services	17,100,135
Steel & Specialty Steel	18,596,666
Telecommunications	3,743,513
U.S. Real Estate Operating Companies	10,791,144
Utilities, Utility Service Companies & Waste Management	6,863,346
Limited Partnership:
Infrastructure	382,675

Total for Level 1 Securities	85,017,758

Level 2: Other Significant Observable Inputs *
Investments in Securities:
Common Stocks:
Automotive	22,229,371
Depository Institutions	172,910
Diversified Operations	11,116,270
Holding Companies	49,865,058
Non-U.S. Real Estate Operating Companies	44,542,021
Corporate Bonds	8,125,387
Short Term Investments:
Repurchase Agreement	6,131,206
U.S. Government Obligations	7,999,073

Total for Level 2 Securities	150,181,296

Level 3: Significant Unobservable Inputs
Investments in Securities:
Common Stocks:
Consumer Products	1,696
Corporate Bonds	943,602

Total for Level 3 Securities	945,298

Total Value of Investments	$236,144,352

13

Third Avenue Variable Series Trust
Third Avenue Value Portfolio
Notes to Financial Statements (continued)
December 31, 2009

*	Includes certain securities trading primarily outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 12/31/08 (fair value)	Net change in unrealized appreciation/ (depreciation)	Payment- in-kind interest	Balance as of 12/31/09 (fair value)	Net change in unrealized appreciation/ (depreciation) attributable to assets still held at period end

Common Stocks:
Consumer Products	$1,696	$—	$—	$1,696	$—
Corporate Bonds	943,741	(59,146)	59,007	943,602	(59,146)

Total	$945,437	$(59,146)	$59,007	$945,298	$(59,146)

Security transactions and investment income:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of premium and accretion of discount on investments, is accrued daily, except when collection is not expected. Payments received from certain investments held by the Portfolio may be comprised of dividends, capital gains and return of capital. The Portfolio originally estimates the expected classification of such payments. These amounts may subsequently be reclassified upon receipt of information from the issuer. Realized gains and losses from securities transactions are reported on an identified cost basis.

Foreign currency translation and foreign investments:

The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

•	Investments and assets and liabilities denominated in foreign currencies: At the prevailing rates of exchange on the valuation date.

•	Investment transactions and investment income: At the prevailing rates of exchange on the date of such transactions.

The net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period. The Portfolio does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of equity securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign

14

Third Avenue Variable Series Trust
Third Avenue Value Portfolio
Notes to Financial Statements (continued)
December 31, 2009

withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are generally treated as ordinary income for U.S. federal income tax purposes.

Repurchase agreements:

The Portfolio may invest excess cash in repurchase agreements whereby the Portfolio purchases securities, which serve as collateral, with an agreement to resell such collateral at the maturity date of the repurchase agreement. Securities pledged as collateral for repurchase agreements are held by the Portfolio’s custodian bank until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Distributions to shareholders:

Dividends from net investment income paid to shareholders and distributions from realized gains on sales of securities paid to shareholders are recorded on the ex-dividend date.

Income taxes:

The Portfolio has complied and intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Income, including gains, from investments in foreign securities received by the Portfolio may be subject to income, withholding or other taxes imposed by foreign countries.

Management has analyzed the tax position taken on the Portfolio’s federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Expense allocation:

Expenses attributable to the Portfolio are charged to the Portfolio. Certain expenses are shared with Third Avenue Trust, an affiliated fund group. Such costs are allocated using the ratio of the Portfolio’s average net assets relative to the total average net assets of the Portfolio and Third Avenue Trust.

Trustees’ and officers’ fees:

The Trust does not pay any fees to its officers for their services as such, except for the Chief Compliance Officer, to whom the Portfolio paid $4,141 for the year ended December 31, 2009. The Trust does pay, together with Third Avenue Trust, Trustees who are not affiliated with the Adviser a fee of $4,000 for each meeting of the Board that they attend, in addition to reimbursing all Trustees for travel and incidental expenses incurred by them in connection with their attendance at meetings. If a special meeting is required, Trustees will each receive $2,500. The Trust, together with Third Avenue Trust,

15

Third Avenue Variable Series Trust
Third Avenue Value Portfolio
Notes to Financial Statements (continued)
December 31, 2009

also pays non-interested Trustees an annual retainer of $59,000 (the lead independent trustee receives an annual retainer of $67,000). The Trustees on the Audit Committee each receive $1,500 for each audit committee meeting and the audit committee chairman receives an annual retainer of $4,000.

Accounting Pronouncements:

In January 2010, the FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 clarifies existing disclosure and requires additional disclosures regarding fair value measurements. Effective for interim and annual reporting periods beginning after December 15, 2009, entities will be required to disclose significant transfers into and out of Level 1 and 2 measurements in the fair value hierarchy and the reasons for those transfers. Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

2. SECURITIES TRANSACTIONS

Purchases and sales/conversions:

The aggregate cost of purchases and aggregate proceeds from sales and conversions of investments, excluding short-term investments, for the year ended December 31, 2009 were as follows:

Purchases	Sales

$15,694,780	$42,346,192

3. INVESTMENT ADVISORY SERVICES, ADMINISTRATION AND SERVICE FEE AGREEMENT

The Portfolio has an Investment Advisory Agreement with the Adviser for investment advice and certain management functions. The terms of the Investment Advisory Agreement provide the Portfolio pay the Adviser an investment advisory fee at an annual rate of 0.90% of the Portfolio’s average daily net assets. This fee is calculated daily and paid monthly. Additionally, under the terms of the Investment Advisory Agreement, the Adviser pays certain expenses on behalf of the Portfolio, which are partially reimbursed by the Portfolio, including service fees due to third parties, the compensation expense for the Portfolio’s Chief Compliance Officer and other miscellaneous expenses. At December 31, 2009, the Portfolio had amounts payable to the Adviser of $2,937 for reimbursement of expenses paid by the Adviser. Under current arrangements, whenever, in any fiscal year, the Portfolio’s normal operating expenses, including the investment advisory fee, but excluding brokerage commissions and interest and taxes, exceeds 1.30% of the Portfolio’s average daily net assets, the Adviser is obligated to reimburse the Portfolio in an amount equal to that excess. The waived and reimbursed expenses may be paid to the Adviser during the following three-year period to the extent that the payment of such expenses would not cause the Portfolio to exceed the preceding limitation. These expense limitations can be terminated at any time. The Adviser waived fees of $55,026 for the Portfolio for the year ended December 31, 2009.

The Trust has entered into an Administration Agreement with the Adviser pursuant to which the Adviser, as administrator, is responsible for providing various administrative services to the Trust. The Adviser has in turn entered into a Sub-Administration Agreement with PNC Global Investment Servicing (U.S.) Inc. (“PNC”), pursuant to which PNC provides certain of these administrative services on behalf of the Adviser. The Adviser earns an annual fee of $32,000. The Adviser pays PNC an annual sub-administration fee for sub-administration services provided to the Trust equal to $12,396.

Both the Trust and the Adviser have entered into Shareholder Servicing Agreements with the insurance companies that offer the Portfolio whereby a fee is paid to the insurance companies who administer omnibus accounts for the

16

Third Avenue Variable Series Trust
Third Avenue Value Portfolio
Notes to Financial Statements (continued)
December 31, 2009

policyholders electing to invest in the Portfolio. Pursuant to provisions adopted by the Board, the Adviser has agreed to pay these fees directly. The Portfolio has agreed to reimburse the Adviser for the estimated amount the Portfolio would have been charged by its transfer agent for administering the accounts on an individual basis. The amount, reimbursed to the Adviser, is reflected as “Other shareholder servicing fees” in the Statement of Operations. For year ended December 31, 2009, such fees amounted to $432,963.

4. RELATED PARTY TRANSACTIONS

Brokerage commissions:

M.J. Whitman LLC, a registered broker-dealer, and Private Debt LLC, a dealer in the trading of bank debt and other private claims, operate under common control with the Adviser. For year ended December 31, 2009, the Portfolio incurred brokerage commissions paid to M.J. Whitman LLC in the amount of $92,488.

Certain employees of the Adviser serve as members of the board of directors of companies in which the Portfolio has investments. As a result of such service, for the year ended December 31, 2009, the Portfolio received $3,492 in fees. These fees are included in “Other income” on the accompanying Statement of Operations.

5. CAPITAL SHARE TRANSACTIONS

The Portfolio is authorized to issue an unlimited number of shares of beneficial interest with $0.001 par value.

Transactions in capital stock were as follows:

	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008

Shares outstanding at beginning of year	16,400,944	17,860,091

Shares sold	887,366	1,097,994
Shares reinvested from dividends and distributions	4,197,844	3,183,233
Shares redeemed	(3,919,120)	(5,740,374)

Net increase (decrease) in Portfolio shares	1,166,090	(1,459,147)

Shares outstanding at end of year	17,567,034	16,400,944

6. COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

7. RISKS RELATING TO CERTAIN INVESTMENTS

Foreign securities:

Investments in the securities of foreign issuers may involve investment risks different from those of U.S. issuers including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, the possibility of currency exchange controls, the possible imposition of foreign taxes on income from and transactions in such instruments, the possible establishment of foreign controls, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign

17

Third Avenue Variable Series Trust
Third Avenue Value Portfolio
Notes to Financial Statements (continued)
December 31, 2009

securities held by the Portfolio. Foreign securities may also be subject to greater fluctuations in price than securities of domestic corporations or the U.S. Government.

High yield debt:

The Portfolio may invest in high yield, lower grade debt (sometimes referred to as “junk bonds”). The market values of these higher yielding debt securities tend to be more sensitive to economic conditions and individual corporate developments than those of higher rated securities. In addition, the secondary market for these bonds is generally less liquid.

Fund concentration:

The Fund holds relatively concentrated portfolio that may contain fewer securities than the portfolios of other mutual funds. Holding a relatively concentrated portfolio may increase the risk that the value of the Fund could decrease because of the poor performance of one or a few investments. Additionally, the Fund may encounter some difficulty in liquidating these types of securities.

8. FEDERAL INCOME TAXES

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax law and regulations which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their tax-basis treatment. Temporary differences do not require reclassification.

Permanent differences, primarily due to foreign currency gain (loss), market discount, and treatment of passive foreign investment companies, resulted in the following reclassifications of the Portfolios’ components of net assets at December 31, 2009:

Increase to Paid-in-capital	Increase to Accumulated Distributions in Excess of Net Investment Income	Increase to Accumulated Net Realized Losses on Investments and Foreign Currency

$28,300	$1,728,869	$(1,757,169)

The tax character of dividends and distributions paid was as follows:

Ordinary Income		Net Long-Term Capital Gain

2009	2008	2009	2008

$0	$4,350,415	$49,618,513	$51,610,827

At December 31, 2009 the tax-basis components of distributable earnings were as follows:

Undistributed Ordinary Income	Accumulated Capital Loss	Net Unrealized Depreciation

$7,810,984	$(29,870,896)	$(10,803,011)

18

Third Avenue Variable Series Trust
Third Avenue Value Portfolio
Notes to Financial Statements (continued)
December 31, 2009

The difference between book-basis and tax-basis unrealized depreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Portfolio’s unrealized depreciation difference is attributable primarily to mark-to-market tax treatment of certain passive foreign investment companies, differences in the treatment of amortization of bond discount and other timing differences. Actual distributions to shareholders may differ from the amounts above.

Net capital losses, net currency losses and net losses from the mark-to-market treatment of certain passive foreign investment company securities incurred after October 31, but within the Portfolio’s fiscal year, are deemed to arise on the first business day of the following fiscal year for tax purposes. For the fiscal year ended December 31, 2009, the Portfolio did not incur any post-October losses.

As of December 31, 2009, the Portfolio had an estimated capital loss carryforward of $(29,870,896) which may offset future capital gains of the Portfolio. These losses will expire, if not used, by December 31, 2017.

9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Portfolio through February 12, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

19

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Third Avenue Variable Series Trust – Third Avenue Value Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Third Avenue Variable Series Trust – Third Avenue Value Portfolio (the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 12, 2010

20

Annual Renewal of Investment Advisory Agreements
(Unaudited)

At a meeting of the Board of Trustees of the Trust (the “Board”) held on June 3, 2009, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as the term is defined in the Investment Company Act) (the “Independent Trustees”)), approved the renewal of the Portfolio’s Investment Advisory Agreement (the “Agreement”).

In advance of the meeting, the Independent Trustees, through their independent legal counsel, requested extensive materials, and the Adviser provided them, to assist the Board in considering the renewal of the Agreement. The Independent Trustees also constituted an ad hoc committee to work with representatives of the Adviser to evaluate the adequacy and extent of the information to be provided for their consideration. This committee communicated frequently with the Adviser’s representatives and independent legal counsel. At its June 3, 2009 meeting, the Board engaged in a detailed discussion of the materials with the Adviser. The Independent Trustees then met separately with their independent legal counsel for a discussion of the Adviser’s presentation and materials. In considering the Agreement, the Trustees did not identify any single overriding factor and instead considered all factors collectively. As a part of their decision-making process, the Trustees considered information derived from their multi-year service on the Trust’s Board and their familiarity with the Adviser and its investment process. Among other things, they noted that the Adviser has managed the Portfolio since its inception, and expressed their belief that a long-term relationship with a capable, conscientious adviser is in the best interest of the Portfolio. Following this session, the full Board reconvened and approved the continuation of the Agreement as being in the best interests of the Portfolio and its shareholders. The following is a summary of the discussions and conclusions regarding the material factors that formed the basis for the Board’s approval.

Factors Considered

A. Financial Condition of the Adviser; Advisory Fees; Profitability

The Trustees received a presentation from representatives of the Adviser, including a report prepared by Lipper Inc., and reviewed:

1.	the financial condition of the Adviser to determine that the Adviser is solvent and sufficiently well capitalized to perform its ongoing responsibilities to the Portfolio;

2.

the information sources and methodology used in the selection of funds to be included in the comparison universe and the competitive fund group used in comparative analyses of the Portfolio’s advisory fees and expense ratio and in analyzing the Portfolio’s performance;

3.

the Portfolio’s advisory fee and total expenses versus those of the comparison universe and competitive fund group, focusing on the total expense ratio of the Portfolio and the funds in its respective comparison universe and competitive fund group;

4.	performance/expense analysis of the Portfolio and funds in its competitive fund group;

5.	a comparison of fees paid to the Adviser versus fees paid by similar funds advised and sub-advised by the Adviser, as well as any similar separate advisery accounts;

6.

information presented in respect of economies of scale, noting the competitive expense ratios, the extensive resources that the Adviser dedicates to its investment advisory process to the benefit of the Portfolio, the trend of expense ratios of the Portfolio since inception and the decline in the Portfolio’s assets over the past year;

7.

the profitability to the Adviser resulting from the Agreement (including the fall-out benefits noted below), reviewing the dollar amount of expenses allocated and revenue received by the Adviser and the method used to determine such expenses and corresponding profit; and

21

Annual Renewal of Investment Advisory Agreements (continued)
(Unaudited)

8.

fallout benefits, including (i) fees for providing administrative services and (ii) brokerage commissions paid to the Adviser’s affiliated broker-dealer from transactions executed for the Portfolio, including the quarterly brokerage analysis performed by third party service providers and provided to the Trustees analyzing, among other things, the affiliated broker-dealer’s per share commission and execution costs.

B. Description of Personnel And Service Provided by the Adviser.

The Trustees reviewed with representatives of the Adviser, and considered:

1.

the nature, extent and quality of services rendered to the Portfolio, including the Adviser’s investment, senior management and operational personnel, and the oversight of day-to-day operations of the Portfolio provided by the Adviser;

2.	the Adviser’s research and portfolio management capabilities, particularly the intensive research undertaken in connection with the Adviser’s deep value philosophy; and

3.	the value added through the Adviser’s active management style that includes participation in corporate restructurings and other activist investments.

C. Investment Performance of the Portfolio and Adviser.

1.

The Trustees reviewed total return information for the Portfolio versus the comparison universe and competitive funds group for various periods and since inception. The Trustees also reviewed information pertaining to the Portfolio’s risk adjusted performance.

Conclusions

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate. The Trustees considered, evaluated and were satisfied with the Portfolio’s overall performance in light of market conditions and circumstances particular to the Portfolio. They also considered the advisory fee and expense ratio of the Portfolio and evaluated the comparisons to those of funds in the comparable universe and competitive group and the performance/expense analysis, as discussed in the Adviser’s presentation.

The Trustees discussed the Adviser’s profitability, and it was noted that the profitability percentage for the Portfolio was within ranges of profitability in relevant court cases upholding board approval of particular advisory agreements. The Trustees concluded that the Portfolio’s fee paid to the Adviser was reasonable in light of comparative performance and advisory fee and expense information, costs of the services provided and profits and other benefits derived by the Adviser and its affiliates from their relationship with the Portfolio, including administration fees paid to the Adviser and brokerage fees paid to the Adviser’s affiliates. The Trustees also considered the advisory fees charged for similar funds advised and sub-advised by the Adviser as well as any separate advisory accounts, and reviewed the nature of the services provided and differences, from the Adviser’s perspective, in managing the Portfolio as compared to advisory services provided to other advised and sub-advised funds and any separate accounts. The Trustees recognized that any differences in fees paid were consistent with the differences in services provided by the Adviser.

The Trustees considered whether economies of scale are shared with the Portfolio and considered the Portfolio’s fee structure, the extensive resources that the Adviser dedicates to its investment advisory process to the benefit of the Portfolio, and the size of the Portfolio. The Trustees concluded that operational economies of scale had benefited the Portfolio and that there were no other material economies of scale in which the Portfolio should share, especially over the past year when asset levels in the Portfolio declined.

22

Management of the Trust
(Unaudited)

Information pertaining to the Trustees and officers of the Trust is set forth below. The fund complex includes four portfolios in the Third Avenue Trust and one portfolio in the Third Avenue Variable Series Trust. The Statement of Additional Information (SAI) includes additional information about the Trustees and is available upon request, without charge, by calling (800) 443-1021.

Interested Trustees

Name, Date of Birth & Address	Term of Office and Length of Time Served*	Position(s) Held With Registrant	Principal Occupation(s) During Past 5 Years	Other Directorships held by Trustee

Martin J. Whitman** DOB: September 1924 622 Third Avenue New York, NY 10017	Trustee since 7/99	Chairman and Trustee

Chairman (3/90 to Present), Chief Executive Officer (CEO) (3/90 to 9/03), President (1/91 to 5/98) of Third Avenue Trust; Chairman (7/99 to Present), CEO (7/99 to 9/03) of Third Avenue Variable Series Trust; Co-Chief Investment Officer (2/03 to Present), Chief Investment Officer (CIO) (1/91 to 2/03), Chairman and CEO (4/86 to 8/02), President (1/91 to 2/98), of EQSF Advisers, Inc. and its successor, Third Avenue Management LLC; CEO, President and Director (10/74 to Present) of Martin J. Whitman & Co., Inc. (formerly M.J. Whitman & Co., Inc.) (private investment company); Distinguished Management Fellow (1972 to 2007) and Member of the Advisory Board (10/94 to 6/95) of the Yale School of Management at Yale University; Adjunct Professor (1/01 to 12/01) of the Columbia University Graduate School of Business; Chartered Financial Analyst.

Director (3/91 to Present) of Nabors Industries, Inc., (international oil drilling services).

23

Interested Trustees

Name, Date of Birth & Address	Term of Office and Length of Time Served*	Position(s) Held With Registrant	Principal Occupation(s) During Past 5 Years	Other Directorships held by Trustee

David M. Barse** DOB: June 1962 622 Third Avenue New York, NY 10017	Trustee since 9/01	President, CEO and Trustee

President (5/98 to Present), Trustee (9/01 to Present), CEO (9/03 to Present) and Executive Vice President (4/95 to 5/98) of Third Avenue Trust; President (7/99 to Present), Trustee (9/01 to Present) and CEO (9/03 to Present) of Third Avenue Variable Series Trust; CEO (4/03 to Present), President (2/98 to Present), Director (4/95 to 12/02) and Executive Vice President (4/95 to 2/98) of EQSF Advisers, Inc. and its successor, Third Avenue Management LLC; CEO (7/99 to Present), President (6/95 to Present), Director (1/95 to Present) of M.J. Whitman, Inc. and its successor, M.J. Whitman LLC (registered broker-dealer); President of other funds advised by Third Avenue Management LLC (6/99 to Present).

Director (7/96 to Present) of Covanta Holding Corp., (utilities/waste management); Director (3/01 to Present) of Manifold Capital Holdings, Inc. (credit enhancement) and Trustee of Brooklyn Law School.

Independent Trustees

Correspondence intended for any Independent Trustee may be sent to: Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017.

Jack W. Aber DOB: September 1937	Trustee since 8/02	Trustee	Professor of Finance (1972 to Present) of Boston University School of Management, Trustee of Third Avenue Trust (8/02 to Present).	Trustee, The Managers Funds (1999 to Present) (32 portfolios) and Trustee of Appleton Growth Fund.

24

Independent Trustees

Name, Date of Birth & Address	Term of Office and Length of Time Served*	Position(s) Held With Registrant	Principal Occupation(s) During Past 5 Years	Other Directorships held by Trustee

William E. Chapman, II DOB: September 1941	Trustee since 8/02	Trustee

Trustee; President and Owner (1998 to Present) of Longboat Retirement Planning Solutions (consulting firm); part-time employee delivering retirement and investment education seminars (1/00 to 11/09) for Hewitt Associates, LLC (consulting firm); Trustee (5/02 to Present) of Bowdoin College; Trustee of Third Avenue Trust (8/02 to Present).

Trustee, The Managers Funds (1999 to Present) (32 portfolios) and Director of Harding, Loevner Funds, Inc. (2008 to Present) (6 portfolios).

Lucinda Franks DOB: July 1946	Trustee since 7/99	Trustee	Journalist and Author (1969 to Present); Trustee of Third Avenue Trust (2/98 to Present).	N/A

Edward J. Kaier DOB: September 1945	Trustee since 8/02	Trustee	Partner (7/07 to Present) at Teeters Harvey Gilboy & Kaier LLP (law firm); Partner (1977 to 7/07) at Hepburn Willcox Hamilton & Putnam (law firm); Trustee of Third Avenue Trust (8/02 to Present).	Trustee, The Managers Funds (1999 to Present) (32 portfolios).

25

Independent Trustees

Name, Date of Birth & Address	Term of Office and Length of Time Served*	Position(s) Held With Registrant	Principal Occupation(s) During Past 5 Years	Other Directorships held by Trustee

Marvin Moser, M.D. DOB: January 1924	Trustee since 7/99	Trustee	Clinical Professor of Medicine (1984 to Present) at Yale University School of Medicine; Trustee or Director of Third Avenue Trust or its predecessor (11/94 to Present).	Director (2002 to Present) of Comprehensive Neuroscience (research and pharmaceutical site management company).

Eric Rakowski DOB: June 1958	Trustee since 8/02	Trustee	Professor (1990 to Present) at University of California at Berkeley School of Law; Trustee of Third Avenue Trust (8/02 to Present).	Trustee, The Managers Funds (1999 to Present) (32 portfolios) and Director of Harding, Loevner Funds, Inc. (2008 to Present) (6 portfolios).

Martin Shubik DOB: March 1926	Trustee since 7/99	Trustee

Seymour H. Knox Professor (1975 to Present) of Mathematical Institutional Economics, Yale University; Director of Perini Corp. (2004 to 2006); Trustee or Director of Third Avenue Trust or its predecessor (11/90 to Present).

N/A

Charles C. Walden DOB: July 1944	Trustee since 7/99	Trustee

President and Owner (2006 to Present) of Sound Capital Associates, LLC (consulting firm); Executive Vice-President – Investments and Chief Investment Officer (1973 to 1/07) of Knights of Columbus (fraternal benefit society selling life insurance and annuities); Trustee or Director of Third Avenue Trust or its predecessor (5/96 to Present); Chartered Financial Analyst.

Director, Special Opportunities Fund, Inc. (2009 to Present)

*	Each trustee serves until his successor is duly elected and qualified.

**	Messrs. Whitman and Barse are “interested trustees” of the Trust, due to their employment with and indirect ownership interests in the Adviser and the Distributor, M.J. Whitman LLC.

26

Principal Trust Officers Who Are Not Trustees

Name, Date of Birth & Address	Position(s) Held With Registrant	Principal Occupation(s) During Past 5 Years	Other Directorships held by Officer

Vincent J. Dugan DOB: September 1965 622 Third Avenue New York, NY 10017	Treasurer and CFO

Treasurer and Chief Financial Officer (CFO) (9/04 to Present) of Third Avenue Trust; Treasurer and CFO (9/04 to Present) of Third Avenue Variable Series Trust; Chief Operating Officer (COO) and CFO (8/04 to Present) of Third Avenue Management LLC and subsidiaries; COO and CFO (8/04 to Present) of Third Avenue Holdings Delaware LLC; COO and CFO (8/04 to Present) of M.J. Whitman LLC and subsidiaries; COO and CFO (8/04 to Present) of certain other funds advised by Third Avenue Management LLC (8/04 to Present).

N/A

Michael A. Buono DOB: May 1967 622 Third Avenue New York, NY 10017	Controller

Controller (5/06 to Present) of Third Avenue Trust; Controller (5/06 to Present) of Third Avenue Variable Series Trust; Vice President and Assistant Controller (12/05 to 5/06) of Legg Mason Partners Funds; Vice President and Assistant Controller (12/98 to 12/05) of Citigroup Asset Management.

N/A

W. James Hall III DOB: July 1964 622 Third Avenue New York, NY 10017	General Counsel and Secretary

General Counsel and Secretary (6/00 to Present) of Third Avenue Trust; General Counsel and Secretary (9/00 to Present) of Third Avenue Variable Series Trust; General Counsel and Secretary (9/00 to Present) of EQSF Advisers, Inc., and its successor, Third Avenue Management LLC; General Counsel and Secretary (5/00 to Present) of M.J. Whitman, Inc. and its successor, M.J. Whitman LLC; General Counsel and Secretary of certain other funds advised by Third Avenue Management LLC (7/02 to Present).

N/A

Joseph J. Reardon DOB: April 1960 622 Third Avenue New York, NY 10017	Chief Compliance Officer

Chief Compliance Officer (CCO) (4/05 to Present) of Third Avenue Trust; Third Avenue Variable Series Trust and Third Avenue Management LLC; CCO (10/04 to 3/05) of WPG Tudor Fund, WPG Large Cap Growth Fund, WPG Funds Trust; (3/00 to 3/05) Vice President and Secretary of WPG Tudor Fund, WPG Large Cap Growth Fund and WPG Funds Trust.

N/A

27

Third Avenue Variable Series Trust
Third Avenue Value Portfolio
Schedule of Shareholder Expenses
(Unaudited)

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; service fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period, July 1, 2009, and held for the six month period ended December 31, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please further note that you also bear fees and charges imposed by insurance companies at the separate account level, which are described in the separate prospectuses of the separate account. Such charges will have the effect of reducing account value.

	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During the Period* July 1, 2009 to December 31, 2009	Annualized Expense Ratio

Actual	$1,000.00	$1,230.20	$7.31	1.30%
Hypothetical	$1,000.00	$1,018.65	$6.61	1.30%

*

Expenses (net of fee waivers) are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) divided by 365.

28

Third Avenue Variable Series Trust
Federal Tax Status of Distributions
(Unaudited)

The following information represents the tax status of dividends and distributions paid by the Third Avenue Value Portfolio during the fiscal year ended December 31, 2009. This information is presented to meet regulatory requirements and no current action on your part is required.

Third Avenue Value Portfolio

For the fiscal year ended December 31, 2009, the Portfolio designated and paid $49,618,513 as a long-term capital gain distribution.

For the fiscal year ended December 31, 2009, the Portfolio intends to elect to pass through to shareholders the income taxes paid to foreign countries which may be eligible for the foreign tax credit. For the year ended December 31, 2009 the gross foreign source income of the Portfolio was $2,545,256 and $129,538 of income taxes were paid to foreign countries by the Portfolio.

29

Board of Trustees
Jack W. Aber
David M. Barse
William E. Chapman II
Lucinda Franks
Edward J. Kaier
Marvin Moser
Eric Rakowski
Martin Shubik
Charles C. Walden
Martin J. Whitman
Officers
Martin J. Whitman
Chairman of the Board
David M. Barse
President, Chief Executive Officer
Vincent J. Dugan
Chief Financial Officer, Treasurer
Michael A. Buono
Controller
W. James Hall
General Counsel, Secretary
Joseph J. Reardon
Chief Compliance Officer
Transfer Agent
PNC Global Investment Servicing (U.S.) Inc.
P.O. Box 9802
Providence, RI 02940-8002
(610) 239-4600
(800) 443-1021 (toll-free)
Investment Adviser
Third Avenue Management LLC
622 Third Avenue
New York, NY 10017
Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017
Custodian
JP Morgan Chase Bank. N.A.
14201 Dallas Parkway, 2nd Floor
Dallas, TX 75254

Third Avenue Funds
622 Third Avenue
New York, NY 10017
Phone (212) 888-5222
Toll Free (800) 443-1021
Fax (212) 888-6757
www.thirdave.com

Item 2. Code of Ethics.

At December 31, 2009, the Trust had a code of ethics (the “Code of Ethics”) that applies to its principal executive officer and principal financial officer. This Code of Ethics is attached as Exhibit (a) (1) hereto.

Item 3. Audit Committee Financial Expert.

The Trust’s Board of Trustees has determined that Messrs. Jack Aber, Martin Shubik and Charles Walden, members of the Audit Committee of the Board, are “audit committee financial experts” (“ACFE”) as defined by the Securities and Exchange Commission (“SEC”) and has designated Mr. Aber as the Committee’s ACFE. Each of Messrs. Aber, Shubik and Walden are “independent” as defined by the SEC for purposes of ACFE determinations. Under applicable securities laws, a person who is determined to be an ACFE will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an ACFE. The designation or identification of a person as an ACFE does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the Trust’s principal accountant for the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $51,900, including out of pocket expenses of approximately $1,350, for the fiscal year ended December 31, 2009 and $51,896, including out of pocket expenses of approximately $1,300, for the fiscal year ended December 31, 2008.

(b)   Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurance and related services by the Trust’s principal accountant that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported above in Item 4(a). There were no audit-related services provided to the Trust’s investment adviser or any entity controlling, controlled by, or under common control with the Trust’s investment adviser that provides ongoing services to the Trust (“Service

Affiliate”) during each of the last two years that were required to be pre-approved by the Trust’s Audit Committee.

(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the Trust’s principal accountant for tax compliance, tax advice and tax planning were $11,865 for the fiscal year ended December 31, 2009 and $11,865 for the fiscal year ended December 31, 2008. These services related to the preparation of tax returns and the review of tax-related issues. There were no tax services provided to Service Affiliates during each of the last two fiscal years that were required to be pre-approved by the Trust’s Audit Committee.

(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the Trust’s principal accountant, other than the services reported above in Items 4(a) through (c). There were no other services provided to Service Affiliates during each of the last two fiscal years that were required to be pre-approved by the Trust’s Audit Committee.

(e)   Audit Committee Pre-Approval Policies and Procedures.

        (i) The Audit Committee pre-approves the Trust’s accountant’s engagement for audit and non-audit services to the Trust and certain non-audit services to the Service Affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the accountant’s independence.

        (ii) There were no services provided to the Trust or Service Affiliates during the last two fiscal years for which the pre-approval requirement was waived pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)   Not Applicable.

(g)   The aggregate non-audit fees billed by the Trust’s accountant for services rendered to the Trust and Service Affiliates for each of the last two fiscal years were $94,865 for the fiscal year ended December 31, 2009 and $91,865 for the fiscal year ended December 31, 2008.

(h)  The Audit Committee has considered whether the provision of non-audit services to the Service Affiliates that were not pre-approved pursuant to paragraph (c)7(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the independence of the Trust’s accountant.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer have evaluated the Trust’s disclosure controls and procedures within 90 days of this filing and have concluded that the Trust’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The Trust’s principal executive officer and principal financial officer are aware of no changes in the Trust’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act.

(a) (3)	Not applicable

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Third Avenue Variable Series Trust

By:	/s/ David M. Barse
Name:	David M. Barse
Title:	Principal Executive Officer
Date:	February 12, 2010

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ David M. Barse
Name:	David M. Barse
Title:	Principal Executive Officer
Date:	February 12, 2010

By:	/s/ Vincent J. Dugan
Name:	Vincent J. Dugan
Title:	Principal Financial Officer
Date:	February 12, 2010